EXHIBIT 10.1

                              TWELVETH AMENDMENT TO
                      GENERAL CREDIT AND SECURITY AGREEMENT

         THIS AGREEMENT, dated and effective as of April 11, 2002, between SPECTRUM Commercial Services Company, a Minnesota Corporation, having its mailing address and principal place of business at Two Appletree Square, Suite 415, Bloomington, Minnesota 55425 (herein called "Lender" or "SCS"), and Appliance Recycling Centers of America, Inc., a Minnesota corporation, having the mailing address and principal place of business at 7400 Excelsior Boulevard, Minneapolis, MN 55426, (herein called "Borrower"), amends that certain General Credit and Security Agreement dated August 30, 1996, ("Credit Agreement") as amended. Where the provisions of this Agreement conflict with the Credit Agreement, the intent of this Agreement shall control.

1. The definition of "Borrowing Base" appearing in Paragraph 2 is amended in its entirety to read as follows:

                  "Borrowing Base" shall mean the sum of (i) Eighty percent (80%) of the net amount of Eligible Receivables or such greater or lesser percentage as Lender, in its sole discretion, shall deem appropriate, plus (ii) the lesser of
                  (x) Two Hundred Fifty Thousand and No/100ths Dollars ($250,000) or (y) Twenty Five percent (25%) of the net amount of Eligible Inventory (excluding Eligible Whirlpool Inventory and Eligible Scratch and Dent Inventory), or such greater or lesser dollars and/or percentage as Lender, in its sole discretion, shall deem appropriate, plus (iii) the lesser of
                  (x) Two Million and No/100ths Dollars ($2,000,000) or (y) Fifty percent (50%) of the net amount of Eligible Scratch and Dent Inventory, or such greater or lesser dollars and/or percentage as Lender, in its sole discretion, shall deem appropriate, plus (iv) the lesser of (x) Five Million and No/100ths Dollars ($5,000,000) or (y) Eighty percent (80%) of the net amount of Eligible Whirlpool Inventory, or such greater or lesser dollars and/or percentage as Lender, in its sole discretion, shall deem appropriate, provided however, that notwithstanding the dollar limits contained in subsections (ii) - (iv) above, that the total aggregate amount available under subsections (ii) - (iv) shall in no event exceed Six Million and No/100ths Dollars ($6,000,000), or such greater or lesser dollars as Lender, in its sole discretion, shall deem appropriate.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

SPECTRUM COMMERCIAL SERVICES               APPLIANCE RECYCLING CENTERS
COMPANY                                    OF AMERICA, INC.

By  /s/ Steven I. Lowenthal                By  /s/ Edward R. Cameron
    ---------------------------------          ---------------------------------
Steven I. Lowenthal, Principal             Edward R. Cameron, President

                            GUARANTOR ACKNOWLEDGMENT
                               (TWELFTH AMENDMENT)

         The undersigned (collectively the "Guarantor") has entered into certain Guaranties of various dates (collectively the "Guaranty;" capitalized terms not otherwise defined herein being used herein as therein defined), pursuant to which each Guarantor has guarantied the payment and performance of certain Indebtedness of Appliance Recycling Centers of America, Inc., a Minnesota corporation ("Borrower") to SPECTRUM Commercial Services Company, a Minnesota corporation, ("SCS"), which Indebtedness includes, without limitation, all obligations of Borrower under that certain Revolving Note dated as of August 30, 1996 between the Borrower and SCS as subsequently amended and/or restated (as so amended the "Original Loan Agreement").

         Each Guarantor hereby acknowledges that it has received a copy of: (a) the Twelfth Amendment to General Credit and Security Agreement dated as of the date hereof (the "Loan Agreement") between the Borrower and SCS amending and restating the Original Loan Agreement;

         Each Guarantor hereby:

                  (a) agrees and acknowledges that the Guaranty applicable to each Guarantor shall be of an UNLIMITED AMOUNT, including without limitation all of Lender's fees, costs, expenses and attorneys' fees incurred in enforcing the Guarantee; and

                  (b) confirms that:

                                    (i) by the Guaranty, the Guarantor continues
                           to guarantee the full payment and performance of all of the Indebtedness owed to SCS, including, without limitation, all obligations of Borrower under the Original Loan Agreement as amended and restated by the Loan Agreement; and

                                    (ii) with respect to each corporate
                           Guarantor, by such Guarantor's Subsidiary Security Agreement, such Guarantor continues to grant a security interest in the "Collateral" described in such Guarantor's Subsidiary Security Agreement to secure the payment and performance of the "obligations" described therein; and

                                    (iii) the Guaranty remains in full force and
                           effect, enforceable against the Guarantor in accordance with its terms.

Dated: April 11, 2002

ARCA-MARYLAND, INC.

By  /s/ Edward R. Cameron
    --------------------------------
 Its  President
      ------------------------------

APPLIANCE RECYCLING CENTERS                 ARCA OF ST. LOUIS, INC.
  OF AMERICA-CALIFORNIA, INC.


By  /s/ Edward R. Cameron                   By  /s/ Edward R. Cameron
    --------------------------------            --------------------------------
 Its  President                              Its  President
      ------------------------------              ------------------------------